                                                                Exhibit 10.11(a)

================================================================================


                                AMENDMENT NO. 1
                         dated as of November 17, 1995


                      to PURCHASE AND SERVICING AGREEMENT
                         dated as of December 1, 1994


                                     among


                             AK STEEL CORPORATION,
                          as Originator and Servicer,


                          AK STEEL RECEIVABLES INC.,
                                 as Transferor


                          The Purchasers Party Hereto


                                      and


                     PNC BANK, OHIO, NATIONAL ASSOCIATION,
           as L/C Issuing Bank, as lender under Swing Line Advances,
                        and as Agent for the Purchasers


================================================================================

        This AMENDMENT NO. 1 TO PURCHASE AND SERVICING AGREEMENT (the "Amendment"), dated as of November 17, 1995, is made among AK STEEL CORPORATION ("AK Steel"), as Originator and Servicer, AK STEEL RECEIVABLES INC. ("AKR"), as Transferor, the Purchasers party hereto, and PNC BANK, OHIO, NATIONAL ASSOCIATION ("PNC"), as L/C Issuing Bank, as lender under Swing Line Advances, and Agent for the Purchasers (the "Agent").


                                  BACKGROUND

        A. AK Steel, AKR, the Purchasers party thereto, PNC and the Agent (the "Parties") have entered into the Purchase and Servicing Agreement dated as of December 1, 1994 (the "Purchase and Servicing Agreement"), pursuant to which AKR agreed to sell, and the Purchasers agreed to purchase, Undivided Fractional Interests in certain Transferor Receivables and related Transferor Assets originated by AK Steel;

        B. The Parties wish to amend the Purchase and Servicing Agreement in order to extend the Amortization Date as provided below.

        NOW, THEREFORE, the Parties hereby agree as to the following:

        SECTION 1.  Definitions.  Except as otherwise defined herein,
                    -----------
capitalized terms shall have the meaning set forth in the Purchase and Servicing Agreement.

        SECTION 2.  Certain Amendments.
                    ------------------

        (a)     Section 1.01 of the Purchase and Servicing Agreement is
                ------------
        amended to change the definition of "Amortization Date" to read in full as follows:

        ""Amortization Date" shall mean December 1, 2000, or, if earlier, the
          -----------------
        date specified as the Amortization Date pursuant to Section 10.01
                                                            -------------
        following the occurrence of an Early Amortization Event or by the Transferor pursuant to Section 15.01."
                               -------------

        (b)     Section 17.01(a) of the Purchase and Servicing Agreement is
                ----------------
        amended to change clause (ii) of the proviso thereto to read as follows:
                                             -------

        "(ii) change the definition of or the manner of calculating the Purchased Interest or the Undivided Fractional Interests or any Purchaser's interest therein or such

        Purchaser's Commitment, or extend the scheduled Amortization Date beyond December 1, 2000, in each case without the consent of each affected Purchaser."

        SECTION 3.  Representations and Warranties.  Each of AK Steel
                    ------------------------------
and AKR represents and warrants to the Agent and each Purchaser that:

        (a) the execution and delivery by it of this Amendment, and the performance of its obligations under the Purchase and Servicing Agreement as modified by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental and other consents and approvals, and do not and will not contravene or conflict with or violate any Requirements of Law applicable to AK Steel or the Transferor or their respective property or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage deed of trust or other instrument to which AK Steel or the Transferor is a party or by which either of them or their properties are bound,

        (b) this Amendment has been duly executed and delivered by it, and the Purchase and Servicing Agreement, as amended hereby, is its legal, valid and binding obligation, enforceable against it in accordance with its terms,

        (c) the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof as though made on the date hereof, except to the extent that they specifically relate to an earlier date, and

        (d) after giving effect to this Amendment, no Early Amortization Event or Potential Early Amortization Event shall exist.

        SECTION 4.  Effectiveness.  This Agreement will become effective
                    -------------
on the date when the Agent shall have received the following:

        (a)     Counterparts of this Amendment executed by each Party;

        (b) Certified resolutions of the Board of Directors of each of AK Steel and AKR authorizing execution, delivery and performance of this Amendment; and

        (c) An opinion of Randall F. Preheim, counsel to AK Steel, in the form set forth in Exhibit A hereto.

        SECTION 5.  Miscellaneous.  (a)  THIS AMENDMENT SHALL BE GOVERNED BY,
                    -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF OHIO.

        (b) This Amendment may be executed in any number of counterparts and by the different Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

        (c) Any reference to the Purchase and Servicing Agreement contained in any notice, request, certificate or other document executed concurrently herewith or after the date hereof shall be deemed to be a reference to the Purchase and Servicing Agreement as amended hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by AK Steel and AKR, and remain in full force and effect.

                IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                AK STEEL CORPORATION,
                                  as Originator and Servicer


                                By:     /s/ James L. Wainscott
                                   ---------------------------------------------
                                     Name:      James L. Wainscott
                                                --------------------------------
                                     Title:     Vice President and Treasurer
                                                --------------------------------


                                AK STEEL RECEIVABLES INC.,
                                  as Transferor


                                By:     /s/ Richard E. Newsted
                                   ---------------------------------------------
                                     Name:      Richard E. Newsted
                                                --------------------------------
                                     Title:     Senior Vice President and CFO
                                                --------------------------------

                                PNC BANK, OHIO, NATIONAL ASSOCIATION
                                  as L/C Issuing Ban, as lender under Swing Line Advances, and as Agent for the Purchasers

                                By:     /s/ John T. Taylor
                                   ---------------------------------------------
                                     Name:      John T. Taylor
                                                --------------------------------
                                     Title:     Senior Vice President
                                                --------------------------------


                                NBD BANK, N.A., as a Purchaser


                                By:     /s/ Patrick D. Lease
                                   ---------------------------------------------
                                     Name:      Patrick D. Lease
                                                --------------------------------
                                     Title:     Vice President
                                                --------------------------------


                                COMERICA BANK, as a Purchaser


                                By:     /s/ Dan M. Roman
                                   ---------------------------------------------
                                     Name:      Dan M. Roman
                                                --------------------------------
                                     Title:     Vice President
                                                --------------------------------


                                SOCIETY NATIONAL BANK, as a Purchaser


                                By:     /s/ Wayne K. Guessford
                                   ---------------------------------------------
                                     Name:      Wayne K. Guessford
                                                --------------------------------
                                     Title:     Vice President
                                                --------------------------------

                                THE FIFTH THIRD BANK, as a Purchaser


                                By:     /s/ Andrew K. Havek
                                   ---------------------------------------------
                                     Name:      Andrew K. Havek
                                                --------------------------------
                                     Title:     Vice President
                                                --------------------------------


                                STAR BANK, NATIONAL ASSOCIATION, as a Purchaser


                                By:     /s/ Thomas D. Gibbons
                                   ---------------------------------------------
                                     Name:      Thomas D. Gibbons
                                                --------------------------------
                                     Title:     Vice President
                                                --------------------------------

                                                                       Exhibit A
                                                                       ---------


                                                November 17, 1995


To the Persons Listed
on the Attached Schedule I

Gentlemen and Ladies:

I am Vice President, General Counsel and Secretary to AK Steel Corporation, a Delaware corporation ("AK Steel"), and Secretary to and counsel for AK Steel Receivables Inc., a Delaware corporation ("AKR") (together, the "Companies" and each individually, a "Company"). As such, I am generally familiar with the affairs, records, documents and obligations of the Companies. I am also familiar with the documents listed on Schedule II hereto, each dated December 1, 1994 unless otherwise noted, and any other documents executed and delivered in connection therewith (the "Transaction Documents"). Except as otherwise herein defined, terms used herein are as defined in the Purchase and Servicing Agreement, as amended by the Amendment. This opinion is rendered pursuant to
Section 4(c) of the Amendment.

In connection with this opinion, I have examined copies of the Transaction Documents. In addition, I have examined the originals, or photostatic or certified copies, of such records of the Companies, certificates of public officials and such other agreements, instruments and documents as I have deemed relevant and necessary as the basis for the opinions set forth below. In such examination, I have assumed the genuineness of all signatures (other than signatures of individuals signing on behalf of the Companies), the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies and have relied, as to matters of fact, upon certificates of public officials and statements delivered or made to me by representatives of the Companies.

I have also assumed, in giving the opinions expressed herein,

        (I) That the parties to the Amendment, other than the Companies, have full power, authority and legal right under their respective articles of incorporation or certificates of incorporation, as applicable, their respective instruments of governance and organization, and the laws of the respective jurisdictions in which they were incorporated or otherwise organized to execute and deliver and to perform and observe the provisions of such Amendment; and

        (II) The accuracy and completeness of all records of the Companies that I have examined.

Based upon my examination as described above and subject to the assumptions and qualifications stated, I am of the opinion that:

        1. The execution, delivery and performance by each Company of, and the consummation by each Company of the Transactions contemplated by, the Amendment do not and will not (a) violate the Certificate of Incorporation or other organizational documents of such company, (b) violate any law, rule or regulation applicable to such Company, (c) violate any order, writ, injunction or decree known to me after due inquiry of any Governmental Authority applicable to such Company, or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment on any indebtedness pursuant to the terms of, any agreement or instrument known to me after due inquiry to which such Company is a party or by which it is bound or to which it is subject (except for consents that have already been obtained), or (e) except as contemplated by the Transaction Documents, result in the creation or imposition of any Lien upon any property of such Company pursuant to the terms of any such agreement or instrument.

        2. There is no pending or, to the best of my knowledge, threatened action, suit, proceeding or claim before any Governmental Authority, or any order, judgment or award by any Governmental Authority against either of the Companies (i) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability of any of the Transaction Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Documents, or
                (iii) seeking any determination or ruling that is reasonably likely materially and adversely to affect the financial condition or results of operations of either of the Companies or the performance of the Receivables.

        3. The Amendment has been duly authorized, executed and delivered by each of AK Steel and AKR, and the Purchase and Servicing Agreement, as amended by the Amendment, is the legal, valid and binding obligation of AK Steel and AKR, enforceable against such AK Steel and AKR in accordance with its terms, except as such enforceability against either such company may be (a) limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance, equity of redemption and similar laws affecting the enforceability or creditors' rights generally; (b) subject to the qualification that certain remedial provisions therein may be unenforceable in whole or in part under



                                  Exhibit A-2
                laws, rules, regulations, court decisions, constitutional requirements or public policy (but in my opinion the inclusion of such provisions does not affect the validity of the Purchase and Servicing Agreement, as amended by the Amendment, and the Purchase and Servicing Agreement, as so amended, contains adequate remedies for the practical realization of the benefits intended to be conferred thereby); and (c) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such principles of equity are of general application and in applying such principles of court among other things, might decline to enforce or order performance of a covenant in any of such documents or might decline to allow the holder of the security-interests provided for therein to accelerate the indebtedness secured thereby for the purpose of enforcing the security interest granted pursuant to the Purchase and Servicing Agreement, as amended by the Amendment, or to realize upon any security for payment of such indebtedness. Such principles applied by a court might also limit the enforceability of covenants relating to indemnity obligations, specific performance and injunctive relief and include a requirement that the Agent and the Purchasers act with reasonableness and good faith and might be applied, among other situations, to any provisions of the Purchase and Servicing Agreement, as amended by the Amendment, purporting to authorize conclusive determinations by the Agent or any Purchaser. In addition, to the extent that any of the laws referenced in clause 3(a) affect the enforceability of the Purchase and Servicing Agreement, as amended by this Amendment, the grant, creation and perfection of the ownership or security interests created thereunder could be adversely affected.

The aforesaid opinions are limited to the federal laws of the United States of America, the laws of the State of Ohio and the General Corporate Law of the State of Delaware.

The opinions rendered herein may be relied upon by you and by any of your successors, assigns and participants that are permitted under the Purchase and Servicing Agreement, provided that such reliance is based on the laws, facts and circumstances that exist as of the date of this opinion. Except for such permitted successors, assigns and participants, the opinions expressed herein are solely for the benefit of each of you, and may not be used, circulated, quoted, relied upon or otherwise referred to in any manner by any other Person or for any other purpose without my prior written consent.

                                                Sincerely,


                                                Randall F. Preheim



                                  Exhibit A-3

                                                                      Schedule I
                                                               to Opinion Letter



PNC Bank, Ohio, National Association
        as Agent, as L/C Issuing Bank and
        as Lender under Swing Line Advances
National Corporate Banking
201 East Fifth Street
P.O. Box 1198
Cincinnati, Ohio 45201-1198

NBD Bank, N.A.
Midwest Banking Division
611 Woodward
Detroit, Michigan 48226

Comerica Bank
500 Woodward Avenue, MC 3279
Detroit, Michigan 48226

Society National Bank
Corporate Banking
525 Vine Street
Cincinnati, Ohio 45202

The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45236

Star Bank, National Association
Star Bank Center
425 Walnut Street, 8th Floor
Cincinnati, Ohio 45202

                                                                     Schedule II


                           AK STEEL REVOLVING TRADE
                         RECEIVABLES PURCHASE FACILITY

                                 Document List
                                 -------------

1. Purchase and Servicing Agreement (the "PSA"), dated as of December 1, 1994, among AK Steel Receivables Inc. ("AKR") as Transferor, AK Steel Corporation ("AK Steel") as Servicer and Originator, the Purchasers party thereto, and PNC Bank, Ohio, N.A. as Agent ("Agent")

1A.     Amendment No. 1 to PSA dated as of November 17, 1995 (the "Amendment")

2.      Swing Note dated as of December 1, 1994, in the principal amount of
        $10,000,000

3. Receivables Purchase Agreement, dated as of December 1, 1994, between AK Steel as Seller, and AKR as Purchaser

4.      Subordinated Note from AKR to AK Steel, dated as of December 1, 1994

5.      Collection Account Letter:

        (a)     NBD Bank, N.A.
        (b)     The Fifth Third Bank
        (c)     First National Bank of Chicago

6.      Concentration Account Letter